CITIGROUP MORTGAGE LOAN TRUST INC. ABS-15G

Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES
FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name:	AMC Diligence, LLC

Business Name (if Different):

Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	Citigroup Global Markets, Inc.

Business Name (If Different):

Principal Business Address:	388 Greenwich Street, 6th Floor, New York, NY 10013

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 1, 2025
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, December 7, 2023

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	AMC Diligence, LLC

(Print name of duly authorized person)

By:	Michelle Hudson

Signature:	|X| Michelle Hudson

Date:	June 24, 2026

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Item 4. Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Citigroup Global Markets, Inc. (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.

The Review was conducted for the securitization mortgage loan population reviewed by AMC. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Credit and Compliance Review”:	427 mortgage loans
▪	“Investment Occupancy Review”:	2 mortgage loans
▪	“Data Integrity Review”:	429 mortgage loans
▪	“Collection Comment Review”:	26 mortgage loans
▪	“Payment History Review”:	279 mortgage loans
▪	“Title Review”:	26 mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 42 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

Amortization Type	Last Name	Original Interest Rate
Appraisal Age	Leasehold Flag (Y/N)	Original Loan Amount
Appraisal Value at Origination	Lien Position	Original PI
ATR Exempt	Lifetime Maximum Rate Ceiling	Original Property Valuation Date
City	Lifetime Minimum Rate Floor	Original Term to Maturity
CO Borrower Original FICO Score	Loan Purpose	Postal Code
Documentation Type	Maturity Date	Prepayment Penalty Flag Y N
First Payment Date of Loan	Mortgage Insurance	Property Type
First Rate Adjustment Date ARMs	Mortgage Insurance Company Name	Rate Frequency
Gross Margin	Mortgage Insurance Percent	Sales Price
Guideline Name	Most Recent FICO Date	State
Index	Occupancy	Subsequent Interest Rate Change Down
Initial Interest Rate Cap Change Down	Original Amortization Term	Subsequent Interest Rate Change Up
Initial Interest Rate Cap Change Up	Original Interest Only Flag	TILA Status Loan Designation

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC.

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Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC will verify that AUS findings included an approved/eligible decision as required per guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product on any loans seasoned greater than twenty-four (24) months.

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If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) if the property is located in an area that was listed as a FEMA disaster zone post origination, and (ii) the presence of loan modification documents.

If standard GSE forms were not used for the mortgage loan, AMC will seek to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was provided to AMC or if it was not provided that another valuation product was ordered in accordance with rating agency requirements. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

If more than one valuation was provided, AMC will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, AMC will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review result in a variance of more than 10% then the client will be notified of such variance.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Investment Occupancy Review

This scope is limited to loans identified with an Occupancy type of Investment which is determined when the documentation provided in the loan file meets the following criteria:

●	The consumer signed final 1003 reflects the occupancy as Investment; and

●	The consumer’s declarations on the final 1003 do not indicate that they intend to occupy the subject property; and

●	The appraisal (refinance only) and occupancy certificate (if present in the loan file), do not indicate the consumer occupies or intends to occupy the subject property; and

●	At least one of the following:

○	The appraisal (refinance only) indicates the property is tenant occupied; or

○	The file contains a business purpose certificate; or

○	The file contains an occupancy certificate attesting that the property will not be occupied as the consumer’s primary residence or as the consumer’s second home; or

○	The file includes other documentation evidencing investment occupancy.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in any report prepared by AMC does not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC will review each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

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(II) State Compliance Review applicable to non-owner occupied loans:

AMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Connecticut, and Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(III) FIRREA Review

AMC will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(IV) Document Review

AMC will review each mortgage loan file and verify if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);

▪	Underwriting summary / loan approval (1008);

▪	Credit report;

▪	Income and employment documentation;

▪	4506T;

▪	Asset documentation;

▪	Sales contract;

▪	Hazard and/or flood insurance policies;

▪	Copy of note for any junior liens;

▪	Appraisal;

▪	Title/Preliminary Title;

▪	Final 1003;

▪	Mortgage/Deed of Trust;

▪	Note;

▪	Mortgage Insurance;

▪	Subordination Agreement;

▪	Notice of Special Flood Hazards;

▪	HUD from sale of previous residence;

▪	Final HUD-1; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

Credit and Compliance Review

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 and 4.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the “SFA Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period;

vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s).

c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable

i)	failure to provide the applicable home equity initial and account opening disclosures

ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner

d)	Tolerances (§§1026.18, 22 23, and 38):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

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iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.

e)	High-cost Mortgage (§§1026.31, 32 and 34):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty threshold test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

f)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements as applicable.

g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

h)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.

i)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

j)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the mortgage loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vi)	capture whether a settlement service provider list (“SSPL”) was provided (in instances when a consumer is given an opportunity to shop for services). Failure to provide SSPL is not cited separately under SFA compliance review scope, however, absence of SSPL from loan file is treated as not provided and impacts fee tolerance categories as prescribed by regulation.

vii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

viii)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)	confirm that certain sections of each CD determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

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vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either:

1.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source,

2.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or

3.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”, whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors.

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For the loans determined to be Safe Harbor QM (APOR), in the event the lender provided a Verification Safe Harbor, (“VSH”) indicator of “Yes” on the loans, that would be reflected as such in the reports. In the event the lender provided a VSH indicator of “No” on the loans that would be reflected in the reports. In the event the lender did not provide a VSH indicator on the loans, the loans would be identified as “Not Stated” in the reports.

* Note, for loans in which the lender provided the VSH indicator, AMC captured it, but did not verify the VSH indicator.

Notwithstanding the above, for loans with the variance evaluation of VSH performed by AMC on QM (APOR) loans, the Lender provided a VSH Indicator of “Yes”. The VSH indicator was provided within the loan images, on the data tape, deal notes, or as part of the loan program/guidelines being originated to. The loan guidelines utilized one of the specified GSE June 2020 guidelines to meet VSH. In the event the lender identified the loan to have VSH status, then AMC reviewed to identify documentation variances that would cause one to question the VSH attestation from the lender. If variances were identified, then the loan would not be identified by AMC to meet the VSH documentation requirements under either the Fannie Mae guidelines or under the Freddie Mac guidelines. The results of the variance analysis is reflected in the reports.

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability (the consumer’s current employment status); (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

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(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);

▪	Underwriting summary / loan approval (1008);

▪	Credit report;

▪	Income and employment documentation;

▪	4506T;

▪	Asset documentation;

▪	Sales contract;

▪	Hazard and/or flood insurance policies;

▪	Copy of note for any junior liens;

▪	Appraisal;

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▪	Title/Preliminary Title;

▪	Final 1003;

▪	Changed circumstance documentation;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Note;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	Subordination Agreement;

▪	FACTA disclosures;

▪	Notice of Special Flood Hazards;

▪	Initial and final GFE’s;

▪	HUD from sale of previous residence;

▪	Final HUD-1;

▪	Initial TIL;

▪	Final TIL;

▪	Loan Estimates;

▪	Closing Disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Collection Comment Review: AMC performed up to 36-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed up to 36-month review or life of loan utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

Title Review:

SitusAMC was engaged to perform diligence on multiple pools of mortgage loans from October 2025 to May 2026. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). SitusAMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:

a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.

b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:

a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)

b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)

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c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

a.	Regional statutes/case law related to lien/mortgage enforcement

b.	Debtor Identity Verification (i.e. Commonality of Name)

c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.

d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, SitusAMC reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether SitusAMC believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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Item 5. Summary of findings and conclusions of review

OVERALL RESULTS SUMMARY

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Overall Fitch Grade	Loan Count	% of Loans
A	260	60.61%
B	161	37.53%
C	0	0.00%
D	8	1.86%
Total	429	100.00%

Overall Kroll Grade	Loan Count	% of Loans
A	263	61.31%
B	166	38.69%
C	0	0.00%
D	0	0.00%
Total	429	100.00%

REVIEW EXCEPTION SUMMARY

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

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Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	85
		TRID Defect	50
		GSE	13
		ATR/QM Defect	9
		RESPA	6
		State Late Charge	5
		Misc. State Level	3
		Missing Non-Required Data	3
		State HPML	3
		Missing, Incorrect, or Incomplete Final or Initial 1003	3
		Missing Disclosure	2
		Federal HPML	2
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	2
		Compliance	1
		TRID	1
		Loan Package Documentation	1
		Total Compliance Grade (B) Exceptions:	189
Total Compliance Exceptions:			189
Credit	B	Title	32
		Guideline	15
		Missing Document	2
		Hazard Insurance	1
		Credit	1
		1003	1
		Total Credit Grade (B) Exceptions:	52
Total Credit Exceptions:			52
Property	D	Property - Appraisal	8
		Total Property Grade (D) Exceptions:	8
	B	Property - Appraisal	3
		Total Property Grade (B) Exceptions:	3
Total Property Exceptions:			11
Grand Total:			252

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Exception Type	Kroll Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	85
		TRID Defect	50
		GSE	13
		ATR/QM Defect	9
		RESPA	6
		State Late Charge	5
		State HPML	3
		Missing, Incorrect, or Incomplete Final or Initial 1003	3
		Missing Non-Required Data	3
		Misc. State Level	3
		Federal HPML	2
		Missing Disclosure	2
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	2
		Compliance	1
		Loan Package Documentation	1
		TRID	1
		Total Compliance Grade (B) Exceptions:	189
Total Compliance Exceptions:			189
Credit	B	Title	32
		Guideline	15
		Missing Document	2
		Hazard Insurance	1
		Credit	1
		1003	1
		Total Credit Grade (B) Exceptions:	52
Total Credit Exceptions:			52
Property	B	Property - Appraisal	3
		Total Property Grade (B) Exceptions:	3
Total Property Exceptions:			3
Grand Total:			244

DATA INTEGRITY REVIEW SUMMARY (429 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 42 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

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Field Name	# of Variances	# Loans	% Variance
Amortization Type	0	429	0.00%
Appraisal Age	0	429	0.00%
Appraisal Value at Origination	0	429	0.00%
ATR Exempt	0	429	0.00%
City	0	429	0.00%
CO Borrower Original FICO Score	0	429	0.00%
Documentation Type	0	429	0.00%
First Payment Date of Loan	0	429	0.00%
First Rate Adjustment Date ARMs	0	429	0.00%
Gross Margin	0	429	0.00%
Guideline Name	0	429	0.00%
Index	0	429	0.00%
Initial Interest Rate Cap Change Down	0	429	0.00%
Initial Interest Rate Cap Change Up	0	429	0.00%
Last Name	0	429	0.00%
Leasehold Flag (Y/N)	0	429	0.00%
Lien Position	0	429	0.00%
Lifetime Maximum Rate Ceiling	0	429	0.00%
Lifetime Minimum Rate Floor	0	429	0.00%
Loan Purpose	0	429	0.00%
Maturity Date	0	429	0.00%
Mortgage Insurance	0	429	0.00%
Mortgage Insurance Company Name	0	429	0.00%
Mortgage Insurance Percent	0	429	0.00%
Most Recent FICO Date	0	429	0.00%
Occupancy	0	429	0.00%
Original Amortization Term	0	429	0.00%
Original Interest Only Flag	0	429	0.00%
Original Interest Rate	0	429	0.00%
Original Loan Amount	0	429	0.00%
Original PI	0	429	0.00%
Original Property Valuation Date	0	429	0.00%
Original Term to Maturity	0	429	0.00%
Postal Code	0	429	0.00%
Prepayment Penalty Flag Y N	0	429	0.00%
Property Type	0	429	0.00%
Rate Frequency	0	429	0.00%
Sales Price	0	429	0.00%
State	0	429	0.00%
Subsequent Interest Rate Change Down	0	429	0.00%
Subsequent Interest Rate Change Up	0	429	0.00%
TILA Status Loan Designation	0	429	0.00%
Grand Total	0	18,018	0.00%

COLLECTION COMMENT REVIEW SUMMARY (26 Mortgage Loans)

AMC reviewed a total of 26 mortgage loans. In total none of the mortgage loans (0.00% by number), carried an EV3 exception.

Comment Review Grade	Loan Count	% of Loans
3	0	0.00%
2	1	3.85%
1	25	96.15%
Total	26	100.00%

PAYMENT HISTORY REVIEW SUMMARY (279 Mortgage Loans)

All 279 (100.00%) of the 279 Mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 10 mortgage loans (3.58%) showed at least one delinquency within the look back period. As of the 04/30/2026 cutoff date, 278 mortgage loans (99.64%) mortgage loans were current. Some “% of Loans” may not add to 100% due to rounding.

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Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	269	96.42%
Delinquency, No Missing Data	10	3.58%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	279	100.00%

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SitusAMC TITLE REVIEW SUMMARY (26 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 26 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	There are no potential issues surrounding origination deed vesting concerns.

●	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

●	No unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.

●	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

●	All Prior Liens identified in our review have been resolved.

●	Except with respect to 1 Prior Mortgage across 1 mortgage loan file which was recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 1 Prior Mortgage across 1 mortgage loan file, the Prior Mortgage was determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL SUMMARY

The summary information below represents data collected during the AMC Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	425	99.07%	$377,174,882.00	99.13%
Adjustable	4	0.93%	$3,304,750.00	0.87%
Total	429	100.00%	$380,479,632.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	429	100.00%	$380,479,632.00	100.00%
Total	429	100.00%	$380,479,632.00	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	48	11.19%	$27,709,280.00	7.28%
First Time Home Purchase	54	12.59%	$45,853,731.00	12.05%
Other-than-first-time Home Purchase	274	63.87%	$249,933,653.00	65.69%
Rate/Term Refinance - Borrower Initiated	53	12.35%	$56,982,968.00	14.98%
Total	429	100.00%	$380,479,632.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	1	0.23%	$238,000.00	0.06%
181-240 Months	1	0.23%	$489,600.00	0.13%
241-360 Months	424	98.83%	$378,361,257.00	99.44%
361+ Months	3	0.70%	$1,390,775.00	0.37%
Total	429	100.00%	$380,479,632.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	241	56.18%	$221,343,008.00	58.17%
Condo, Low Rise	30	6.99%	$22,572,895.00	5.93%
Condo, High Rise	10	2.33%	$5,303,715.00	1.39%
Condotel	1	0.23%	$163,500.00	0.04%
PUD	126	29.37%	$117,552,682.00	30.90%
Single-wide Manufactured Housing	3	0.70%	$638,000.00	0.17%
1 Family Attached	3	0.70%	$4,070,482.00	1.07%
2 Family	13	3.03%	$7,823,150.00	2.06%
3 Family	2	0.47%	$1,012,200.00	0.27%
Total	429	100.00%	$380,479,632.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	300	69.93%	$315,808,551.00	83.00%
Investment	81	18.88%	$38,674,216.00	10.16%
Second Home	48	11.19%	$25,996,865.00	6.83%
Total	429	100.00%	$380,479,632.00	100.00%

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